                                                                    Exhibit 10.1

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                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

                            Dated as of May 31, 2002

                                      Among

               NEW ENGLAND AUDIO CO., INC. and NEA DELAWARE, INC.,
                                  as Borrowers,

                     TWEETER HOME ENTERTAINMENT GROUP, INC.,
            TWEETER HOME ENTERTAINMENT GROUP FINANCING COMPANY TRUST,
                                 THEG USA, L.P.,
                          TWEETER OF CALIFORNIA, INC.,
                              THE VIDEO SCENE INC.,
                               SOUND ADVICE, INC.
                                       and
                          SOUND ADVICE OF ARIZONA INC.,
                                  as Guarantors


                            THE LENDERS PARTY HERETO

                                       and

                              FLEET NATIONAL BANK,
                            as Agent for the Lenders




================================================================================

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT is entered into as of May 31, 2002 by and among NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation ("New England Audio"), and NEA DELAWARE, INC., a Delaware corporation ("NEA Delaware"), (each a "Borrower" and collectively the "Borrowers"), TWEETER HOME ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tweeter"), TWEETER HOME ENTERTAINMENT GROUP FINANCING TRUST, a Massachusetts business trust ("Tweeter Trust"), THEG USA, L.P., a Delaware limited partnership ("THEG"), TWEETER OF CALIFORNIA, INC., a California corporation ("TOC"), THE VIDEO SCENE INC., a California corporation ("TVS"), SOUND ADVICE, INC., a Florida corporation ("Sound Advice"), successor by merger to TWT Acquisition Corp. and SAI Distributors, Inc., and SOUND ADVICE OF ARIZONA INC., a Florida corporation ("SAOA") (Tweeter, Tweeter Trust, THEG, TOC, TVS, Sound Advice and SAOA, each a "Guarantor" and collectively the "Guarantors") (each Borrower and each Guarantor a "Loan Party" and the Borrowers and the Guarantors collectively the "Loan Parties"), WACHOVIA BANK, N.A., a national banking associations ("Wachovia"), successor by merger to First Union National Bank and FLEET NATIONAL BANK, national banking association, as Agent (the "Agent" and together with Wachovia, the "Lenders").


                                    RECITALS

         The Borrowers, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of June 29, 2001 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Loan Parties, desire to amend the Credit Agreement in certain respects. The Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agent hereby amend the Credit Agreement as follows:

         Section 1. AMENDMENT TO DEFINITIONS.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition "MAXIMUM REVOLVING CREDIT AMOUNT" in its entirety and substituting therefor the following:

                  "MAXIMUM REVOLVING CREDIT AMOUNT" shall mean as of any date of determination, the lesser of (a) $100,000,000 or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.10 hereof; PROVIDED that if the obligation of the Lenders to make further Revolving Credit Advances is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0."

         Section 2. AMENDMENT TO CREDIT AGREEMENT.

                  (a) Article 7 of the Credit Agreement is hereby amended by adding the following Section 7.6 at the end thereof:

                  "Section 7.6 CONSOLIDATED NET INCOME. Tweeter and its subsidiaries shall earn Consolidated Net Income of not less than $1 for each period of four consecutive fiscal quarters, commencing with the four-quarter period ending June 30, 2002."

         Section 3. REVISED REVOLVING CREDIT NOTES. The Agent, the Lenders and the Borrowers hereby agree that the Borrowers shall execute and deliver to the Lenders the Revolving Credit Notes in the form of EXHIBIT A hereto to evidence the Revolving Credit Advances, which notes, from and after the date hereof, shall be deemed to be the Revolving Credit Notes under the Credit Agreement.

         Section 4. AMENDMENT OF SCHEDULES 1 AND 2. SCHEDULES 1 AND 2 to the Credit Agreement are hereby deleted in their entirety and the new SCHEDULES 1 AND 2 attached hereto are substituted therefor.

         Section 5. EFFECTIVENESS; CONDITIONS TO EFFECTIVENESS. This Third Amendment to Credit Agreement shall become effective as of May 31, 2002 upon execution hereof by the Borrowers, the Guarantors, the Lenders and the Agent and satisfaction of the following conditions:

                  (a) EXECUTION OF REVOLVING CREDIT NOTES. The Borrowers shall have executed the Revolving Credit Notes substantially in the form of EXHIBIT A hereto in favor of the Lenders.

                  (b) OFFICERS' CERTIFICATE. The Loan Parties shall have delivered to the Agent an Officers' Certificate in the form of EXHIBIT B hereto.


                  (c) OPINION OF COUNSEL. The Loan Parties shall have delivered to the Agent an opinion of Goulston & Storrs, P.C., counsel to the Loan Parties, in form and substance satisfactory to the Agent.

                  (d) RESOLUTIONS. The Loan Parties shall have delivered to the Agent copies of the resolutions of the Boards of Directors or partners of the Loan Parties authorizing the execution, delivery and performance of this Amendment, and the other Lender Agreements of the date hereof to which any Loan Party is a party, certified by an officer (or in the case of the Tweeter Trust, trustee) or partner of each Loan Party (which certificate shall state that such resolutions are in full force and effect).

                  (e) EXISTENCE, QUALIFICATION AND GOOD STANDING CERTIFICATES. The Loan Parties shall have delivered to the Agent certificates of legal existence for the Loan Parties of recent date issued by the appropriate governmental authorities.

                  (f) AMENDMENT FEE. The Agent, on behalf of the Lenders, shall have received from the Borrowers an amendment fee in the amount of $62,500.

         Section 6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Loan Parties hereby confirm to the Lenders and the Agent the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement as of the date hereof, as if set forth herein in full (except as to transactions permitted hereunder and described in a Compliance Certificate previously delivered to the Agent and except that the references in Article 5 to the 2000 Financial Statements shall be deemed to refer to the most recent annual audited consolidated financial statements of Tweeter and its Subsidiaries furnished to the Agent). The Loan Parties hereby certify that, after giving effect hereto, no Default exists under the Credit Agreement.

         Section 7. MISCELLANEOUS. The Loan Parties agree, jointly and severally, to pay on demand all the Agent's fees and reasonable expenses in preparing, executing and delivering this Third Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Third Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.


                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Lender and the Agent have caused this Third Amendment to the Credit Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.



                                        NEW ENGLAND AUDIO CO., INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




                                        NEA DELAWARE, INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




                                        TWEETER HOME ENTERTAINMENT GROUP, INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




                                        TWEETER HOME ENTERTAINMENT
                                        GROUP FINANCING COMPANY TRUST

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                        THEG USA, L.P



                                        By: New England Audio Co., Inc.,
                                            General Partner

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        TWEETER OF CALIFORNIA, INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                        THE VIDEO SCENE INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                        SOUND ADVICE, INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: President

                                        SOUND ADVICE OF ARIZONA INC.

                                        By: /s/ Joseph Mcguire
                                            ------------------------------------
                                            Name:  Joseph McGuire
                                            Title: President

                                        FLEET NATIONAL BANK, as Agent

                                        By: /s/ Michael J. Bassick
                                            ------------------------------------
                                            Name:  Michael J. Bassick
                                            Title: Vice President

                                        FLEET NATIONAL BANK

                                        By: /s/ Michael J. Bassick
                                            ------------------------------------
                                            Name:  Michael J. Bassick
                                            Title: Vice President


                                        WACHOVIA BANK, N.A.

                                        By: /s/ Mark S. Supple
                                            ------------------------------------
                                            Name   Mark S. Supple
                                            Title: Vice President

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                                   SCHEDULE 1

                             COMMITMENT PERCENTAGES


                                                           MAXIMUM AMOUNT OF
      LENDER                 COMMITMENT PERCENTAGE     REVOLVING CREDIT ADVANCES


Fleet National Bank                   65%                     $65,000,000

Wachovia Bank, N.A.                   35%                     $35,000,000

                                   SCHEDULE 2

                                PRICING SCHEDULE


         The Eurodollar Rate Margin and the Applicable Commitment Fee on any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


---------------------------- ------------------ ------------------ -------------------- ------------------
           STATUS                 LEVEL 1           LEVEL II            LEVEL III           LEVEL IV
---------------------------- ------------------ ------------------ -------------------- ------------------

---------------------------- ------------------ ------------------ -------------------- ------------------
Eurodollar Rate Margin              1.50               1.75                2.00                2.25
---------------------------- ------------------ ------------------ -------------------- ------------------
Commitment Fee                      0.25               0.25                0.375               0.375
---------------------------- ------------------ ------------------ -------------------- ------------------

         For purposes of this Schedule, the following terms have the following meanings:

                  "Level I Status" exists at any date if, at such date, the Consolidated Leverage Ratio is less than 1.50 to 1.00 and no Default exists.

                  "Level II Status" exists at any date if, at such date, the Consolidated Leverage Ratio is equal to or greater than 1.50 to 1.00 and less than 2.00 to 1.00 and no Default exists.

                  "Level III Status" " exists at any date if, at such date, the Consolidated Leverage Ratio is equal to or greater than 2.00 to 1.00 and less than 2.50 to 1.00 and no Default exists.

                  "Level IV Status" exists at any date if, at such date, no other Status exists.

                  "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status or Level IV Status exists at any date.

         For the period from the Closing Date through the date five Business Days following the Agent's receipt of the financial statements of Tweeter and its Subsidiaries for the period ended June 30, 2001, the Status shall be deemed to be Level I so long as no Default exists. Thereafter, the "Consolidated Leverage Ratio" shall be determined on the date five Business Days following the Agent's receipt of the financial statements of Tweeter and its Subsidiaries for the previous fiscal quarter certified by the chief financial officer of Tweeter, commencing with receipt of the financial statements for the fiscal quarter ending June 30, 2001, and shall be equal to the Consolidated Leverage Ratio in effect as of the end of such previous fiscal quarter as reflected on such financial statements.